                                                                    EXHIBIT 10.2

                 51JOB, INC. (FKA 51NET.COM CAYMAN ISLANDS INC.)

                FORM OF EMPLOYMENT, CONFIDENTIAL INFORMATION AND
                         INVENTION ASSIGNMENT AGREEMENT

      As a condition of my employment with 51job, Inc. (fka 51net.com Cayman Islands Inc.), its subsidiaries, affiliates, successors or assigns (together the "Company"), and in consideration of my employment with the Company and my receipt of the compensation now and hereafter paid to me by Company, I agree to the following:

      1. AT-WILL EMPLOYMENT. The Company and Employee acknowledge that Employee's employment hereunder is and shall continue to be at-will (as defined under applicable law), and may be terminated at any time, with or without cause, at the option of either party. If Employee's employment terminates for any reason, Employee shall not be entitled to any payments, benefits, damages, awards or compensation other than as specifically provided by this Agreement, or as may otherwise be available pursuant to other written agreements entered into by and between the Company and the Employee. No provision of this Agreement shall be construed as conferring upon Employee a right to continue as an employee of the Company.

      2.    CONFIDENTIAL INFORMATION.

            a. COMPANY INFORMATION. I agree at all times during the term of my employment and thereafter, to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the Company, any Confidential Information of the Company. I understand that "Confidential Information" means any Company proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customer lists and customers (including, but not limited to, customers of the Company on whom I called or with whom I became acquainted during the term of my employment), markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information disclosed to me by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment. I further understand that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved.

            b. FORMER EMPLOYER INFORMATION. I agree that I will not, during my employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or other person or entity and that I will not bring onto the premises of the Company any unpublished document or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

            c. THIRD PARTY INFORMATION. I recognize that the Company has received and in the future will receive from third parties, including affiliated companies and subsidiaries of the Company, their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party.

      3.    INVENTIONS.

            a. INVENTIONS RETAINED AND LICENSED. I have attached hereto, as Exhibit A, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by me prior to my employment with the Company (collectively referred to as "Prior Inventions"), which belong to me, which relate to the Company's proposed business, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, I represent that there are no such Prior Inventions. If in the course of my employment with the Company, I incorporate into a Company product, process or machine a Prior Invention owned by me or in which I have an interest, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Invention as part of or in connection with such product, process or machine.

            b. ASSIGNMENT OF INVENTIONS. I agree that I will promptly make full written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company, or its designee, all my right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, which I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time I am in the employ of the Company (collectively referred to as "Inventions"), except as provided in Section 3(f) below. I further acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of and during the period of my employment with the Company and which are protectible by copyright are "works made for hire," as that term is defined in the United States Copyright Act.

            c. INVENTIONS ASSIGNED TO THE UNITED STATES. I agree to assign to the United States government all my right, title, and interest in and to any and all Inventions whenever such full title is required to be in the United States by a contract between the Company and the United States or any of its agencies.

            d. MAINTENANCE OF RECORDS. I agree to keep and maintain adequate and current written records of all Inventions made by me (solely or jointly with others) during the term of my employment with the Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times.

            e. PATENT AND COPYRIGHT REGISTRATIONS. I agree to assist the Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the

Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of this Agreement. If the Company is unable because of my mental or physical incapacity or for any other reason to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by me.

            f. EXCEPTION TO ASSIGNMENTS. I understand that the provisions of this Agreement requiring assignment of Inventions to the Company do not apply to any invention which qualifies fully under the provisions of California Labor Code Section 2870 (attached hereto as Exhibit B). I will advise the Company promptly in writing of any inventions that I believe meet the criteria in California Labor Code Section 2870 and not otherwise disclosed on Exhibit A.

      4. CONFLICTING EMPLOYMENT. I agree that, during the term of my employment with the Company, I will not engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of my employment, nor will I engage in any other activities that conflict with my obligations to the Company.

      5. RETURNING COMPANY DOCUMENTS. I agree that, at the time of leaving the employ of the Company, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by me pursuant to my employment with the Company or otherwise belonging to the Company, its successors or assigns. In the event of the termination of my employment, I agree to sign and deliver the "Termination Certification" attached hereto as Exhibit C.

      6. NOTIFICATION OF NEW EMPLOYER. In the event that I leave the employ of the Company, I hereby grant consent to notification by the Company to my new employer about my rights and obligations under this Agreement.

      7. SOLICITATION OF EMPLOYEES. I agree that for a period of twelve (12) months immediately following the termination of my relationship with the Company for any reason, whether with or without cause, I shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company's employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company, either for myself or for any other person or entity.

      8. CONFLICT OF INTEREST GUIDELINES. I agree to diligently adhere to the Conflict of Interest Guidelines attached as Exhibit D hereto.

      9. FOREIGN CORRUPT PRACTICES ACT. I agree to diligently adhere to the Foreign Corrupt Practices Act attached hereto as Exhibit E hereto.

      10. REPRESENTATIONS. I agree to execute any proper oath or verify any proper document required to carry out the terms of this Agreement. I represent that my performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any oral or written agreement in conflict herewith.

      11.   ARBITRATION AND EQUITABLE RELIEF.

            a. ARBITRATION. EXCEPT AS PROVIDED IN SECTION 11(b) BELOW, I AGREE THAT ANY DISPUTE OR CONTROVERSY ARISING OUT OF, RELATING TO, OR CONCERNING ANY INTERPRETATION, CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT, SHALL BE SETTLED BY ARBITRATION TO BE HELD IN SANTA CLARA COUNTY, CALIFORNIA, IN ACCORDANCE WITH THE RULES THEN IN EFFECT OF THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATOR MAY GRANT INJUNCTIONS OR OTHER RELIEF IN SUCH DISPUTE OR CONTROVERSY. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES TO THE ARBITRATION. JUDGMENT MAY BE ENTERED ON THE ARBITRATOR'S DECISION IN ANY COURT HAVING JURISDICTION. THE COMPANY AND I SHALL EACH PAY ONE-HALF OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH OF US SHALL SEPARATELY PAY OUR COUNSEL FEES AND EXPENSES.

      THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EMPLOYEE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP (EXCEPT AS PROVIDED IN SECTION 11(b) BELOW), INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING CLAIMS:

                  i. ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF EMPLOYMENT; BREACH OF CONTRACT, BOTH EXPRESS AND IMPLIED; BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL MISREPRESENTATION; NEGLIGENT OR INTENTIONAL INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION;

                  ii. ANY AND ALL CLAIMS FOR VIOLATION OF ANY FEDERAL, STATE OR MUNICIPAL STATUTE, INCLUDING, BUT NOT LIMITED TO, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AND LABOR CODE SECTION 201, et seq.;

                  iii. ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

            b. EQUITABLE REMEDIES. I AGREE THAT IT WOULD BE IMPOSSIBLE OR INADEQUATE TO MEASURE AND CALCULATE THE COMPANY'S DAMAGES FROM ANY BREACH OF THE COVENANTS SET FORTH IN SECTIONS 2, 3, AND 5 HEREIN. ACCORDINGLY, I AGREE THAT IF I BREACH ANY OF SUCH SECTIONS, THE COMPANY WILL HAVE AVAILABLE, IN ADDITION TO ANY OTHER RIGHT OR REMEDY AVAILABLE, THE RIGHT TO OBTAIN AN INJUNCTION FROM A COURT OF COMPETENT JURISDICTION RESTRAINING SUCH BREACH OR THREATENED BREACH AND TO SPECIFIC PERFORMANCE OF ANY SUCH PROVISION OF THIS AGREEMENT. I FURTHER AGREE THAT NO BOND OR OTHER SECURITY SHALL BE REQUIRED IN OBTAINING SUCH EQUITABLE RELIEF AND I HEREBY CONSENT TO THE ISSUANCE OF SUCH INJUNCTION AND TO THE ORDERING OF SPECIFIC PERFORMANCE.

            c. CONSIDERATION. I UNDERSTAND THAT EACH PARTY'S PROMISE TO RESOLVE CLAIMS BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, RATHER THAN THROUGH THE COURTS, IS CONSIDERATION FOR OTHER PARTY'S LIKE PROMISE. I FURTHER UNDERSTAND THAT I AM OFFERED EMPLOYMENT IN CONSIDERATION OF MY PROMISE TO ARBITRATE CLAIMS.

      12.   GENERAL PROVISIONS.

            a. GOVERNING LAW; CONSENT TO PERSONAL JURISDICTION. This Agreement will be governed by the laws of the State of California. I hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any lawsuit filed there against me by the Company arising from or relating to this Agreement.

            b. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

            c. SEVERABILITY. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.

            d. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

Date: ___________________________

                                         _______________________________________
                                         Signature

                                         _______________________________________
                                         Name of Employee (typed or printed)

_________________________________
Witness

                                    EXHIBIT A

                            LIST OF PRIOR INVENTIONS
                        AND ORIGINAL WORKS OF AUTHORSHIP

TITLE             DATE              IDENTIFYING NUMBER OR BRIEF DESCRIPTION
-----             ----              ---------------------------------------
-----             ----              ---------------------------------------
-----             ----              ---------------------------------------

____ No inventions or improvements

____ Additional Sheets Attached

Signature of Employee:

Print Name of Employee:

Date:

                                    EXHIBIT B

                       CALIFORNIA LABOR CODE SECTION 2870
                             EMPLOYMENT AGREEMENTS;
                              ASSIGNMENT OF RIGHTS

      "(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

            (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

            (2) Result from any work performed by the employee for the employer.

      (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

                                    EXHIBIT C

                 51JOB, INC. (FKA 51NET.COM CAYMAN ISLANDS INC.)

                            TERMINATION CERTIFICATION

      This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to 51job, Inc. (fka 51net.com Cayman Islands Inc.), its subsidiaries, affiliates, successors or assigns (together, the "Company").

      I further certify that I have complied with all the terms of the Company's Employment Confidential Information and Invention Assignment Agreement signed by me, including the reporting of any inventions and original works of authorship (as defined therein), conceived or made by me (solely or jointly with others) covered by that agreement.

      I further agree that, in compliance with the Employment, Confidential Information and Invention Assignment Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data or other proprietary information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer programs, data bases, other original works of authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of the Company or any of its employees, clients, consultants or licensees.

      I further agree that for twelve (12) months from this date, I will not hire any employees of the Company and I will not solicit, induce, recruit or encourage any of the Company's employees to leave their employment.

Date:  ______________________

                                                  ______________________________
                                                  (Employee's Signature)

                                                  ______________________________
                                                  (Type/Print Employee's Name)

                                    EXHIBIT D

                   51JOB, INC. (51NET.COM CAYMAN ISLANDS INC.)

                         CONFLICT OF INTEREST GUIDELINES

      It is the policy of 51job, Inc. (fka 51net.com Cayman Islands Inc.) to conduct its affairs in strict compliance with the letter and spirit of the law and to adhere to the highest principles of business ethics. Accordingly, all officers, employees and independent contractors must avoid activities which are in conflict, or give the appearance of being in conflict, with these principles and with the interests of the Company. The following are potentially compromising situations which must be avoided. Any exceptions must be reported to the President and written approval for continuation must be obtained.

      1. Revealing confidential information to outsiders or misusing confidential information. Unauthorized divulging of information is a violation of this policy whether or not for personal gain and whether or not harm to the Company is intended. (The Employment, Confidential Information and Invention Assignment Agreement elaborates on this principle and is a binding agreement.)

      2. Accepting or offering substantial gifts, excessive entertainment, favors or payments which may be deemed to constitute undue influence or otherwise be improper or embarrassing to the Company.

      3. Participating in civic or professional organizations that might involve divulging confidential information of the Company.

      4. Initiating or approving personnel actions affecting reward or punishment of employees or applicants where there is a family relationship or is or appears to be a personal or social involvement.

      5. Initiating or approving any form of personal or social harassment of employees.

      6. Investing or holding outside directorship in suppliers, customers, or competing companies, including financial speculations, where such investment or directorship might influence in any manner a decision or course of action of the Company.

      7.    Borrowing from or lending to employees, customers or suppliers.

      8.    Acquiring real estate of interest to the Company.

      9. Improperly using or disclosing to the Company any proprietary information or trade secrets of any former or concurrent employer or other person or entity with whom obligations of confidentiality exist.

      10. Unlawfully discussing prices, costs, customers, sales or markets with competing companies or their employees.

      11. Making any unlawful agreement with distributors with respect to prices.

      12. Improperly using or authorizing the use of any inventions which are the subject of patent claims of any other person or entity.

      13. Engaging in any conduct which is not in the best interest of the Company.

      Each officer, employee and independent contractor must take every necessary action to ensure compliance with these guidelines and to bring problem areas to the attention of higher management for review. Violations of this conflict of interest policy may result in discharge without warning.

                                    EXHIBIT E

                 51JOB, INC. (FKA 51NET.COM CAYMAN ISLANDS INC.)

                    THE FOREIGN CORRUPT PRACTICES ACT OF 1977

      The Foreign Corrupt Practices Act of 1977 (the Act") amended the federal securities laws to expand the authority of the federal government to deal with improper business practices and, perhaps more significantly, to create new powers to determine just what constitutes such improper practices.

THE ACT

      The Act, to which 51job, Inc. (fka 51net.com Cayman Islands Inc.) (the "Company") will be subject once it becomes a publicly owned corporation, was enacted to deter illegal corporate payments by: (1) prohibiting certain payments or promises to foreign officials (anti-bribery provisions), (2) requiring corporations to keep adequate records of the disposition of their assets, and
(3) making corporations responsible for internal monitoring of their accounting practices. In summary, the provisions of the Act in each of these areas are as follows:

      ANTI-BRIBERY PROVISIONS

      This portion of the Act makes it a criminal offense for an employee (or an officer, director, agent or shareholder of the corporation) to make an offer, payment or gift of any money or other item of value, directly or indirectly, to (i) a foreign official, (ii) a foreign political party,
      (iii) a party official or (iv) a candidate for foreign political office for the "corrupt" purpose of obtaining or retaining business for the Company or for the purpose of directing business to any other person. The term "corrupt" is construed to prohibit any activity, including the provision of meals, lodging or entertainment, which is meant to influence the recipient and which is done for the stated illegal purposes. This highly publicized provision carries with it prosecution of officers, directors, employees or agents resulting in fines of up to $100,000 or imprisonment of up to five years, or both.

      The Act does provide a narrow exception for payments to a foreign official, foreign political party, or party official intended to hasten or secure the performance of a "routine governmental action." Such "routine governmental actions" are those ordinarily performed by a foreign official in:

      (1) obtaining permits, licenses, or other official documents to qualify a person to do business in a foreign country;

      (2)   processing governmental papers, such as visas and work orders;

      (3) providing police protection, mail pick-up and delivery, or scheduling inspections associated with contract performance or inspections related to transit of goods across country;

      (4) providing phone service, power and water supply, loading and unloading cargo, or protecting perishable products or commodities from deterioration; or

      (5)   actions of a similar nature.

      In addition, the Act provides two affirmative defenses to charges of violations. First, it is a defense to a charge if the payment or promise was lawful under the written laws and regulations of the country in which the recipient is located. Finally, "reasonable and bona fide expenditures" made to foreign officials do not violate the Act. For example, the Company may reimburse foreign officials for the cost of travel and lodging in connection with (i) the promotion, demonstration, or explanation of products or services, or (ii) the execution or performance of a contract with a foreign government.

RECORD-KEEPING PROVISIONS

      Pursuant to Exchange Act Section 13(b)(2)(A), 51job, Inc. (fka 51net.com Cayman Islands Inc.) is required to make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company. The purpose of this requirement is to prevent the occurrence of the following types of abuses:

      A. Records that accurately record the existence of a transaction but which fail to reveal the illegal or improper purpose of the transaction.

      B.    Records that fail to record improper transactions.

      C. Records that are falsified to conceal improper transactions which are otherwise correctly recorded.

INTERNAL ACCOUNTING CONTROL PROVISIONS

      Pursuant to Exchange Act Section 13(b)(2)(B), the Company must devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that the following objectives are achieved:

      A. Transactions are executed in accordance with management's general and specific authorization.

      B. Transactions are recorded in a way which will permit the preparation of proper financial statements and will maintain accountability for assets.

      C. Access to assets is permitted only in accordance with management's general and specific authorizations.

      D. Audits are conducted at reasonable intervals and appropriate action is taken with respect to any deficiencies in accountability for assets.

51JOB, INC. (FKA 51NET.COM CAYMAN ISLANDS INC.)

      It is the policy of 51job, Inc. (fka 51net.com Cayman Islands Inc.) (the "Company") that:

      1. The use of Company funds or assets for any unlawful or improper purpose is strictly prohibited. No payment shall be made to, or for the benefit of, government employees for the purpose of, or otherwise in connection with, the securing of sales to or obtaining favorable action by a government agency. Gifts of substantial value to or lavish entertainment of government employees are prohibited since they can be construed as attempts to influence government decisions in matters affecting the Company's operation. Any entertaining of public officials, or the furnishing of assistance in the form of transportation or other services should be of such nature that the official's integrity or reputation will not be compromised.

      2. The offer, payment or promise to transfer in the future company funds or assets or the delivery of gifts or anything else of value to foreign officials, foreign political parties or officials or candidates of foreign political parties is strictly prohibited for the purpose of influencing any act or decision of any such person in his or her official capacity, including the decision to fail to perform his or her official functions or to use such persons or party's influence with a foreign government or instrumentality in order to affect or to influence any act or decision of such government or instrumentality in order to assist the Company in obtaining or retaining business for or with, or directing business to any person or entity.

      3. All records must truly reflect the transactions they record. All assets and liabilities shall be recorded in the regular books of account. No undisclosed or unrecorded fund or asset shall be established for any purpose. No false or artificial entries shall be made in the books and records for any reason. No payment shall be approved or made with the intention or understanding that any part of such payment is to be used for any purpose other than that any part of such payment is to be used for any purpose other than that described by the document supporting the payment.

      4. No political contribution shall be made, directly or indirectly, with corporate funds or assets regardless of whether the contributions are legal under the laws of the county in which they are made.

      5. Any employee who learns of or suspects a violation of this Policy should promptly report the matter to the President, Chief Financial Officer or Internal Auditor, as appropriate in the circumstances. All managers shall be responsible for the enforcement of and compliance with this Policy, including the necessary distribution to insure employee knowledge and compliance.

                                      -3-